UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2017

OPIANT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55330	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Blvd., 12th Floor Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(424) 252-4756

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 28, 2017, Opiant Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the Company has received supportive feedback from the U.S. Food and Drug Administration on a proposed development plan for OPNT002, an intranasally-dosed opioid antagonist, for the treatment of Alcohol Use Disorder.

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Opiant Pharmaceuticals, Inc. Press Release, dated February 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opiant Pharmaceuticals, Inc.

Date: February 28, 2017	By:	/s/ Dr. Roger Crystal
Name: Dr. Roger Crystal
Title: President and Chief Executive Officer